Exhibit 99.1

Alpha Star Acquisition Corporation Enters into Definitive Business Combination Agreement with XDATA

New York, NY - September 13, 2024, Alpha Star Acquisition Corporation (NASDAQ: ALSA) (“Alpha Star” or “ALSA”), a special purpose acquisition company, today announced the execution of a business combination agreement on September 12, 2024 (the “Business Combination Agreement”), pursuant to which Alpha Star will undergo a business combination with OU XDATA GROUP (“XDATA”), an Estonia-based financial technology solutions company. The transaction has been approved by the boards of directors of Alpha Star and XDATA and is expected to be consummated in late 2024. The closing of the transaction is subject to regulatory approval, approval by the shareholders of Alpha Star and XDATA and the satisfaction of certain other customary closing conditions.

Transaction Details

The Business Combination Agreement provides for (i) SPAC will incorporate a Cayman Islands exempted company (“PubCo”) in accordance with the Companies Act (Revised) of the Cayman Islands, (ii) the merger of Alpha Star with and into PubCo (the “Reincorporation Merger”), with PubCo surviving the Reincorporation Merger, and (iii) the share exchange between PubCo and the shareholders of XDATA (the “Share Exchange”, together with Reincorporation Merger, the “Proposed Transaction”), resulting in XDATA being a wholly owned subsidiary of PubCo. Following the closing of the Proposed Transaction, XDATA will operate through PubCo, and PubCo will be a publicly traded company listed on the Nasdaq Stock Market.

The board of directors of both XDATA and ALSA have unanimously approved the Proposed Transaction, which is expected to be completed later this year, subject to, among other things, the approval of the shareholders of XDATA and ALSA and other customary closing conditions, including but not limited to a registration statement on Form F-4 (the “Registration Statement”) to be filed by PubCo being declared effective by the SEC, and the listing application of XDATA being approved by the Nasdaq Stock Market LLC.

The description of the Proposed Transaction contained herein is only a summary and is qualified in its entirety by reference to the Business Combination Agreement, a copy of which will be filed by ALSA with the Securities and Exchange Commission (the “SEC”) as an exhibit to a Current Report on Form 8-K, which will be available at http://www.sec.gov.

Han Kun Law Offices LLP and Ogier (Cayman) LLP are acting as legal advisors to ALSA. Loeb & Loeb LLP is acting as U.S. securities legal advisor to XDATA.

About XDATA

XDATA is an innovative software development company based in Estonia, known for its expertise in financial technology solutions. The company provides a range of specialized products, including an Internet Banking Suite, Mobile Banking Apps for banks and EMIs, the AI-enhanced transaction monitoring solution ComplyControl, and a comprehensive CRM solution.

About Alpha Star Acquisition Corporation

Alpha Star Acquisition Corporation is a blank check exempted company incorporated in the Cayman Islands for the purpose of effecting a merger, share exchange, asset acquisition, stock purchase, reorganization, or similar business combination with one or more businesses.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties that could cause actual results to differ materially from what is expected. Words such as “expects”, “believes”, “anticipates”, “intends”, “estimates”, “seeks”, “may”, “might”, “plan”, “possible”, “should” and variations and similar words and expressions are intended to identify such forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, statements regarding projections, estimates and forecasts of revenue and other financial and performance metrics, projections of market opportunity and expectations, the estimated enterprise value of the PubCo, XDATA’s ability to scale and grow its business, the advantages and expected growth of the PubCo, the cash position of the PubCo following closing of the Proposed Transaction, the parties’ ability to consummate the Proposed Transaction, and expectations related to the terms and timing of the Proposed Transaction, as applicable. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of ALSA’s and XDATA’s management and are not predictions of actual performance. A number of factors could cause actual events or results to differ materially from the events and results discussed in the forward-looking statements. Such factors include, among other things: the possibility that the business combination will not close or that the closing may be delayed because conditions to the closing may not be satisfied, including shareholder and other approvals; the performance of ALSA and XDATA; the ability of the PubCo to meet the Nasdaq Stock Market’s listing standards; changes in the market for XDATA’s products and services; XDATA’s inability to maintain sufficient levels of liquidity and working capital; the amount of redemption requests made by ALSA’s public shareholders; the reaction of XDATA customers to the business combination; XDATA’s inability to develop and maintain effective internal controls; the exposure to any liability, protracted and costly litigation or reputational damage relating to XDATA’s data security; unexpected costs, liabilities or delays in the Proposed Transaction; the outcome of any legal, governmental or regulatory proceedings related to the Proposed Transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the transaction agreement; and general economic conditions. In addition, please refer to the Risk Factors section in the proxy statement/prospectus included in the Registration Statement relating to the Proposed Transaction to be filed by PubCo and in ALSA’s prospectus and its periodic reports filed or to be filed with the SEC, including its quarterly reports on Form 10-Q and 10-K for additional information identifying important factors that could cause actual results to differ materially from those anticipated in the forward-looking statements. In light of the significant uncertainties in these forward-looking statements, nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved and neither ALSA nor XDATA can assure you that the forward-looking statements in this press release will prove to be accurate. The forward-looking statements in this press release represent the views of ALSA and XDATA as of the date of this press release. Except as expressly required by applicable securities law, ALSA and XDATA disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It

In connection with the Proposed Transaction, XDATA and ALSA intend to cause a registration statement on Form F-4 to be filed with the SEC, which will include a proxy statement to be distributed to ALSA’s shareholders in connection with ALSA’s solicitation for proxies for the vote by ALSA’s shareholders in connection with the Proposed Transaction and other matters as described in the registration statement, as well as a prospectus relating to PubCo’s securities to be issued in connection with the Proposed Transaction. ALSA’s shareholders and other interested persons are advised to read, once available, the preliminary proxy statement/prospectus and any amendments thereto and, once available, the definitive proxy statement/prospectus, in connection with ALSA’s solicitation of proxies for its extraordinary general meeting of shareholders to be held to approve, among other things, the Proposed Transaction, because these documents will contain important information about ALSA, XDATA, PubCo and the Proposed Transaction. After the registration statement is filed and declared effective, ALSA will mail a definitive proxy statement and other relevant documents to its shareholders as of the record date to be established for voting on the Proposed Transaction. Shareholders may also obtain a copy of the preliminary and definitive proxy statement/prospectus to be included in the registration statement, once available, as well as other documents filed with the SEC regarding the Proposed Transaction and other documents filed with the SEC, without charge, at the SEC’s website located at www.sec.gov.

Participants in the Solicitation

ALSA, XDATA and PubCo and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitations of proxies from ALSA’s shareholders in connection with the Proposed Transactions. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of ALSA’s shareholders in connection with the Proposed Transactions will be set forth in the proxy statement/prospectus included in a registration statement on Form F-4 to be filed by PubCo with the SEC. You can find more information about ALSA’s directors and executive officers in ALSA’s annual report on Form 10-K for the fiscal year ended December 31, 2023 filed with the SEC on July 3, 2024. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in the proxy statement/prospectus when it becomes available. Shareholders, potential investors and other interested persons should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents , once available, at the SEC’s website at www.sec.gov, or by directing a request to Alpha Star Acquisition Corporation, 100 Church Street, 8th Floor, New York, NY 10007.

No Offer or Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction described above and shall not constitute an offer to sell or a solicitation of an offer to buy any securities of Alpha Star or PubCo, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Contact Information

For inquiries regarding ALSA

Zhe Zhang

Chief Executive Officer

Email: zhangzhe@siftcap.cn

For inquiries regarding XDATA

Roman Eloshvili

Chief Executive Officer

roman@xdatagroup.io